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                                                                    EXHIBIT 10.8


                               SECURITY AGREEMENT


       This Security Agreement (the "Agreement") is made as of December 20, 1996 by BILLING INFORMATION CONCEPTS, INC., a corporation organized under the laws of the State of Delaware (together with its successors and assigns, the "Grantor"), to THE FROST NATIONAL BANK, a national banking association ("Frost Bank"), and its successors and assigns, as administrative and collateral agent (the "Agent"), for the equal and ratable benefit of itself and the other banks or financial institutions listed on the signature pages of, and any other bank or financial institution that may hereafter become a party to, the hereinafter described Credit Agreement (together with the Agent hereinafter collectively referred to as the "Banks").

       PRELIMINARY STATEMENTS. Frost Bank, individually, as the Issuing Bank and the Agent, and the other Banks have entered into a Credit Agreement dated as of December 20, 1996 (as it may hereafter be amended or otherwise modified from time to time, the "Credit Agreement"), with the Grantor, as borrower, and BILLING INFORMATION CONCEPTS CORP., a corporation organized under the laws of the State of Delaware, ("Parent Company"). It is a condition precedent to the obligation of the Banks to make the Loans and issue the Letters of Credit described in the Credit Agreement that the Grantor shall have executed and delivered this Agreement.

       NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, and in order to induce the Banks to make the Loans and issue Letters of Credit under the Credit Agreement, the Grantor hereby agrees as follows:

       SECTION 1.  Defined Terms and Related Matters.

              (a) Unless otherwise defined herein, the capitalized terms used herein which are defined in the Credit Agreement shall have the meanings specified therein.

              (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

              (c) Unless otherwise defined herein or in the Credit Agreement, the terms defined in the Uniform Commercial Code as enacted in the State of Texas, as amended from time to time (the "UCC") are used herein as therein defined.

              (d) All accounting terms are not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in preparation of the financial statements referred to in Section 5.1 of the Credit Agreement.

       SECTION 2. Grant of Security. The Grantor hereby collaterally assigns and pledges to the Agent, for the equal and ratable benefit of the Banks and hereby grants to the Agent, for the equal and ratable benefit of the Banks, a security interest
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in and a lien on, all of the Grantor's right, title and interest in and to its property described in subsections (a) through (f) of this Section 2 (the "Collateral"), whether now owned or hereafter acquired by the Grantor:

              (a) All presently existing or hereafter acquired or created accounts, accounts receivable, contract rights, notes, drafts, acceptances, chattel paper, leases and writings evidencing a monetary obligation or a security interest in or a lease of goods, all rights to receive the payment of money or other considerations under present or future contracts or by virtue of merchandise sold or leased, services rendered, loans and advances made or other considerations given, whether or not earned by performance and whether or not evidenced by or set forth in or arising out of any present or future chattel paper, note, draft, lease, acceptance, writing, bond, insurance policy, instrument, document or general intangible, and all extensions and renewals of any thereof, all rights under or arising out of present or future contracts, agreements or general intangibles, including all payments under licensing agreements or arrangements, all right, title and interest in merchandise which gave rise to any or all of the foregoing, including all goods, all claims or causes of action now existing or hereafter arising in connection with or under any agreement or document or by operation of law or otherwise, all collateral security of any kind (including real property mortgages) given by any person with respect to any of the foregoing, including in any event, all accounts, instruments and chattel paper within the meaning of the UCC; the foregoing shall include, without limitation, (i) the promissory notes and security interests evidencing and/or securing the payment of loans or advances from any Company to any other Company described in Schedule I attached hereto and (ii) all accounts receivable, contract rights, security interests, rights and remedies of Grantor, whether now existing or hereafter acquired or created, under (x) any Advanced Purchase Agreement, whether now existing or hereafter entered into by Grantor and
       (y) all agreements between Grantor and any LEC or any Affiliate of any LEC, whether now existing or hereafter entered into (any and all of the foregoing being the "Accounts, Instruments and Chattel Paper");

              (b) All general intangibles of every nature, whether presently existing or hereafter acquired or created, including without limitation, all books, correspondence, credit files, records, computer programs, computer tapes, cards, and other papers and documents in the possession or control of the Grantor, claims (including, without limitation all claims for income tax and other refunds), chooses in action, judgments, licensing agreements, royalty payments, goodwill, all amounts received as an award in or settlement of a suit in damages, deposit accounts, interests in joint ventures or general or limited partnerships and in any event, all general intangibles within the meaning of the UCC (any and all of the foregoing being the "General Intangibles");

              (c) All rights now owned or hereafter acquired or created, to payment under a contract not yet earned by performance and not yet evidenced by an Account, Instrument or Chattel Paper ("Contract Rights" and together with Accounts, Instruments, Chattel Paper and General Intangibles herein collectively called "Receivables");





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              (d)    All documents, instruments and chattel paper of every
       nature, whether now existing or hereafter acquired or created, and in any event all documents within the meaning of the UCC ("Documents");

              (e) (i) any and all rights of the Grantor against any of the Companies arising out of any agreement between the Grantor and any of the Companies or by operation of law or otherwise; (ii) all contracts, Instruments, undertakings, Documents or other agreements in which the Grantor may now or hereafter have any right, title or interest and which pertain to the sale or other disposition by the Grantor of any Accounts, or any other interest in Collateral, as any of the same may from time to time be amended, modified, supplemented, increased and/or restated; together with all rights of the Grantor to receive moneys or other consideration due and to become due to the Grantor arising with respect to the contract described in items (i) through (ii) above or in connection with such contracts, all rights in and to any claims and/or indemnification in favor of the Grantor, all rights of action for damages arising out of or for breach or default in respect thereof, and all rights of the Grantor to perform and exercise all rights thereunder (any and all of the foregoing being the "Contracts"); and

              (f) The proceeds, in cash or otherwise, of the Collateral described in the foregoing clauses (a) and (e)(including, without limitation, (i) the proceeds of any sale or other disposition of such Collateral; (ii) all insurance proceeds of any kind [whether or not the Agent is the loss payee under the applicable insurance policy] paid at any time in connection with such Collateral; and (iii) all liens (whether possessory, contractual, statutory or otherwise) with respect to such Collateral, and all rights, remedies and claims (whether in the nature of indemnities, warranties, guaranties or otherwise) of the Grantor with respect to such Collateral, in any case whether now existing or hereafter at any time or from time to time arising.

       The inclusion of proceeds in this Agreement does not authorize the Grantor to sell, dispose of or otherwise use the Collateral in any manner to the extent otherwise prohibited hereby or by the other Loan Documents.

       SECTION 3.    Security for Obligations.   This Agreement secures the
prompt and complete (a) payment and performance of all obligations, covenants and conditions of Grantor under the Credit Agreement, the Notes, the Security Documents and the other Loan Documents to which it is a party, whether such obligations, covenants and conditions are now existing or hereafter arising, and all renewals, extensions, amendments, supplements and rearrangements thereof, and (b) payment and performance of all obligations, covenants and conditions required to be paid or performed by any other Loan Party under the other Loan Documents; in each case whether for principal, interest, prepayment premium, taxes, losses, compensation, reimbursements, fees, expenses or any other amount payable to the Banks and the Agent under the Credit Agreement or any other Loan Document (all such obligations, covenants and conditions described in the foregoing clauses (a) and (b) being hereinafter collectively referred to as the "Obligations").

       SECTION 4. Grantor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Grantor shall remain liable under the Contracts and





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agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by the Agent or any Bank of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral; and (c) the Agent and the Banks shall not have any obligation or liability under the Contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Agent or any Bank be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

       SECTION 5. Representations and Warranties. The Grantor hereby represents and warrants as follows:

              (a) Except as set forth on Schedule II attached hereto, all records concerning the Grantor's Receivables (if any) and all originals of all chattel paper (if any) which evidence Receivables are and will remain located (i) at the chief executive office located at 9311 San Pedro, Suite 300, San Antonio, Texas 78216, until April 1, 1997 and
       (ii) from and after April 1, 1997, at the chief executive office at One Technology Center, 7411 John Smith Drive, San Antonio, Texas 78229. The Grantor will notify the Agent of any change of its name, its corporate structure or the address of its chief executive office or principal place of business listed above at least 30 days prior to any such change.

              (b) The Grantor owns the Collateral free and clear of any Lien, except for Permitted Liens. Except with respect to Permitted Liens, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is or will be on file in any recording office.

              (c) With respect to all of the Collateral, upon the filing of appropriate financing statements in the jurisdictions listed on Schedule III attached hereto, this Agreement will create a valid first priority Lien in the Collateral (subject only to Permitted Liens), securing the payment of the Obligations in such jurisdictions with respect to which a security interest may be perfected by filing financing statements in the United States and its territories pursuant to the UCC or other applicable law. All action necessary or desirable to protect and perfect such security interest in each item of Collateral has been duly taken, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

              (d)    Other than the filings and other actions described in
       Section 5(c) to perfect the security interests created by this Agreement, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, is required for (i) the due execution, delivery and performance of this Agreement by the Grantor, and the other documents and instruments executed in connection herewith; (ii) the grant by the Grantor of the security interests granted hereby; (iii) the perfection of the security interests granted hereby; or (iv) except for actions required by the UCC, the exercise by the Agent and the Banks of their respective rights and remedies hereunder.





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              (e)    This Agreement is, and all other documents and instruments executed in connection herewith when delivered will be, the legal, valid and binding obligations of the Grantor, enforceable against the Grantor in accordance with their respective terms, except as enforcement may be
       (i) limited by Debtor Laws and (ii) subject to the general effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

              (f) The Grantor has received, or will receive, direct or indirect benefit from the making of this Agreement.

              (g) As of the date hereof, except as set forth on Schedule IV attached hereto, none of the obligors on any of the Grantor's Receivables is a governmental authority which would require the Agent's security interest with respect to such Receivables created hereunder to be perfected other than by the filing of a UCC-1 Financing Statement.

              (h) The Grantor's Federal Employer Identification Number is 74-246717 and it has never utilized any other Federal Employer Identification Number. The Grantor will not change its Federal Employer Identification Number unless the Grantor notifies the Agent of any change in writing at least 30 days prior to the date of such change and executes such additional mortgages, security agreements and financing statements as may be reasonably requested by the Agent.

       SECTION 6.    Further Assurances.

              (a) The Grantor authorizes the Agent to file financing statements (including, without limitation, Form UCC-1, Form UCC-2 or Form UCC-3) and other security documents executed by the Grantor in such offices and locations as are necessary in the opinion of the Agent to perfect the security interests granted herein. The Grantor further agrees that from time to time, at the expense of the Grantor, the Grantor will promptly give, execute, deliver, file and/or record all further instruments and documents, opinions of counsel or other papers, and take all further action that may be reasonably necessary or desirable, or that the Agent may reasonably request, in order to protect any security interests renewed and extended or granted or purported to be granted hereby and to create, preserve, fix, validate and perfect any security interests granted hereby in any Collateral now or hereafter acquired by the Grantor or to enable the Agent to exercise and enforce the Banks' rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the forgoing, the Grantor will: (i) at the reasonable request of the Agent, mark conspicuously each Chattel Paper, Document and Contract Right included in the Receivables, each Receivable and each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Agent, indicating that such Chattel Paper, Receivable or Collateral is subject to the security interests granted hereby; (ii) if any Receivable shall be evidenced by a promissory note or other Instrument or Chattel Paper, at the request of the Agent deliver and pledge to the Agent hereunder such note, Instrument or Chattel Paper duly endorsed and accompanied by duly executed instruments of transfer or





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       assignment, all in form and substance satisfactory to the Agent; and
       (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

              (b) The Grantor authorizes the Agent to file a carbon, photographic, facsimile or other reproduction of this Agreement as a financing statement or to file one or more financing or continuation statements, and amendments thereto, relative to all of any part of the Collateral without the signature of the Grantor, where permitted by law.

              (c) The Grantor will furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

              (d) The Grantor shall notify the Agent promptly, in reasonable detail of (i) any Lien or claim made or asserted against any of the Collateral (other than Permitted Liens); (ii) any material change in the composition of the Collateral; and (iii) the occurrence of any other event that could have a material adverse effect on the aggregate value of the Collateral or on the Lien created hereunder.

       SECTION 7.    As to Receivables.  The Grantor shall:

              (a) keep its chief place of business and chief executive offices and the offices where it keeps records concerning the Receivables, and all originals of all Chattel Paper which evidence Receivables, at the location or locations therefor specified in Section 5(a) or at such other locations in jurisdictions where all action required by Section 6 shall have been taken with respect to the Receivables. The Grantor will at all times hold and preserve such records and Chattel Paper;

              (b) except as otherwise provided in this Section 7(b), continue to collect, at its own expense, all amounts due or to become due to it under the Receivables. In connection with such collections, the Grantor may take such action as the Grantor may deem necessary or advisable to enforce collection of the Receivables; provided, however, that the Agent shall have the right, at any time after the occurrence and during the continuance of an Event of Default, to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to the Agent and to direct such account debtors or obligators to make payment of all amounts due or to become due to the Grantor thereunder directly to the Agent and, upon such notification and at the expense of the Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done. After the occurrence and during the continuance of an Event of Default, all amounts and proceeds (including Instruments) received by the Grantor in respect of the Receivables shall be received in trust for the benefit of the Agent hereunder, shall be segregated from





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       other funds of the Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement) to be applied as provided by Section 14(b). The Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon other than in the ordinary course of business; and

              (c) except as permitted in the Credit Agreement, not sell or discount any notes or Receivables.

       SECTION 8. Change of Name, Identity or Structure. The Grantor will not change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed hereunder seriously misleading within the meaning of Section 9-402 of the UCC (or any other then applicable provision of the UCC or any other provision of law in effect in any applicable jurisdiction) unless the Grantor shall have given the Agent at least 30 days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Agent to amend such financing statement or continuation statement so that it is not seriously misleading.

       SECTION 9. Right of Inspection. During all business hours upon reasonable notice and without unreasonable interference with the operation of the business of Grantor, and during any time that an Event of Default continues to exist, (i) the Agent and its representatives shall have the right to enter into and upon any premises where any of the Collateral is located for the purposes of inspecting the same, observing its use or otherwise protecting its interests therein; and (ii) the Agent shall have access to all the records of the Grantor and the Agent or its representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Grantor agrees to render to the Agent, at the Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto.

       SECTION 10. Transfers and Other Liens. The Grantor shall not (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by Section 6.7 of the Credit Agreement or
(b) create or suffer to exist any Lien upon or with respect to any of the Collateral to secure the Indebtedness of any Person, other than Permitted Liens. In the event that any of the Collateral is sold or otherwise disposed of in compliance with the terms of Section 6.7 of the Credit Agreement, the Agent shall, at the Grantor's expense, promptly release the Lien of this Agreement with respect to such Collateral.

       SECTION 11.   Agent Appointed Attorney-in-Fact.   The Grantor hereby
irrevocably appoints the Agent, effective upon the occurrence of an Event of Default and only for so long thereafter as such event of default continues, the Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of the Grantor, the Agent or otherwise from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:





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              (a)    to ask, demand, collect, sue for, recover, compound,
       receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

              (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;

              (c) to receive, open and dispose of all mail addressed to the Grantor and to notify the United States Post Office authorities to change the address for delivery of all mail addressed to the Grantor to such address as the Agent may designate;

              (d) to execute in connection with any sale of the Collateral pursuant to Section 14 hereof, any endorsements, assignments, bills of sale or other instruments of conveyance or transfer with respect to the Collateral;

              (e) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent and the Banks, including, without limitation, the collection of royalties or other compensation due under any license, with respect to any of the Collateral;

              (f) to endorse the Grantor's name on all applications, assignments, registrations, documents, papers and instruments necessary or desirable for the Agent in the use of the Collateral; and

              (g) to assign, pledge, convey or otherwise transfer title in or dispose of the Collateral to anyone.

       SECTION 12. Agent May Perform. If the Grantor fails to perform any agreement contained herein (and such failure continues beyond any applicable grace period or opportunity to cure), the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Grantor under Section 15(b) hereof.

       SECTION 13. Duties as to Collateral. The powers conferred on the Agent and the Banks hereunder are solely to protect their respective interest in the Collateral and shall not impose any duty upon the Agent or any Bank to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent and the Banks shall not have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

       SECTION 14. Remedies. If any Event of Default shall have occurred and be continuing:

              (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and in addition thereto and





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       cumulative thereof, the following rights:  the right to sell or otherwise dispose of the Collateral and the right to take possession of the Collateral, and for that purpose, the Agent may enter upon any premises on which the Collateral may be situated and remove the same therefrom and/or may render the Collateral inoperable; the Agent may require the Grantor to, and the Grantor hereby agrees that it will, at its expense and upon the request of the Agent, forthwith assemble all or part of the Collateral and all documents relating to the Collateral as directed by the Agent and make the Collateral available to the Agent at a place to be designated by the Agent; without notice except as specified below, sell the Collateral in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may reasonably deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any pubic or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

              (b) All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in whole or in part by the Agent against the Obligations in any order the Agent may select. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus; provided that the Agent shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

              (c) All rights and remedies of the Agent and the Banks expressed herein are in addition to all other rights and remedies possessed by the Agent and the Banks in the Loan Documents and any other agreement or instrument relating to the Obligations.





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       SECTION 15.   Indemnity, Expenses and Interest.

              (a) To the fullest extent permitted by law and subject to the provisions of Section 10.8 of the Credit Agreement, the Grantor agrees to indemnify the Agent and the Banks and their respective affiliates, subsidiaries, parent companies and other related entities, and their respective officers, directors employees, agents, attorneys and other professionals and consultants, insurers and stockholders, and each of them, in the manner set forth in Section 10.4 of the Credit Agreement.

              (b) Subject to the provisions of Section 10.8 of the Credit Agreement, the Grantor agrees to pay to the Agent and the Banks the costs and expenses set forth in Section 10.3 of the Credit Agreement in the manner set forth in Section 10.3 of the Credit Agreement.

              (c) Subject to the provisions of Section 10.8 of the Credit Agreement, the Grantor agrees to pay interest on any expenses or other sums due to the Agent and the Banks hereunder that are not paid when due (after the expiration of any applicable grace period) at the Default Rate.

       SECTION 16. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantor herefrom shall in any event be effective unless the same shall be in writing and signed by the Required Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

       SECTION 17. Addresses for Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereinafter shall be in writing (including telegraphic, telex, facsimile, or cable communication) and, if to the Grantor, mailed, telegraphed, transmitted, cabled or delivered to it, addressed to it at the address of the Grantor specified on the signature page hereof; if to the Agent or any Bank (as the case may be), mailed, telegraphed, transmitted, cabled or delivered to it, addressed to it at the address of the Agent and the Banks specified in the Credit Agreement; or as to each party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 17. All such notices and other communications shall, when mailed, telegraphed, telexed, transmitted or cabled, respectively, be effective when deposited in the mails, confirmed by telex answer back, transmitted by telecopier or delivered to the cable company, respectively.

       SECTION 18. Security Interest Absolute. All rights of the Agent and the Banks, all obligations of the Grantor hereunder and the security interests hereunder shall to the extent permitted by the applicable law, be absolute and unconditional, irrespective of:

              (a) any lack of validity or enforceability of the Credit Agreement, the Notes, the Letters or Credit or any of the other Loan Documents or any other agreement or security document relating thereto or executed in connection with or pursuant to any Loan Document;





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              (b)    any change in the time, manner or place of payment of, or
       in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Credit Agreement, the Notes, the Letters of Credit, any of the other Loan Documents, or any other agreement or instrument relating thereto or executed in connection with or pursuant to any Loan Document;

              (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

              (d) any other circumstance (other than payment in full of the Obligations) which might otherwise constitute a defense available to, or a discharge of, the Grantor or any Loan Party in respect of the Obligations or the Grantor in respect of this Agreement.

       SECTION 19. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until termination of the obligations of the Banks to make the Loans and issue the Letters of Credit and the indefeasible payment in full thereafter of the Obligations and the expiration and termination of all Letters of Credit; (b) be binding upon the Grantor, its successors and assigns; and (c) inure to the benefit of the Agent, the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (b), the Agent and the Banks may assign or otherwise transfer any of their respective rights under this Agreement to any other Person, and such Person shall thereupon become vested with all the benefits in respect thereof granted herein or otherwise to the Agent or the Banks, as the case may be.

       SECTION 20. Waiver of Marshalling. All rights of marshalling of assets of the Grantor, including any such right with respect to the Collateral, are hereby waived by the Grantor.

       SECTION 21. Limitation by Law. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

       SECTION 22. Termination of Agreement. Upon the termination of obligations of the Banks to make the Loans and the indefeasible payment in full thereafter of the Obligations, this Agreement shall terminate and be of no further force and effect and the Agent shall, at the expense of and the request of the Grantor, execute and deliver to the Grantor such documents and instruments reasonably requested by the Grantor to evidence the release of the security interests created by this Agreement in any such Collateral which has not been sold or otherwise applied pursuant to the terms hereof; provided, however, notwithstanding the termination of, and the release of the security interests created by, this Agreement, the obligations of the Grantor and the rights of the Agent and the Banks under Sections 4 and 15 shall survive termination and release.

       SECTION 23. Survival of Representations and Warranties. All representations and warranties contained in this Agreement or made in writing by or on behalf of the Grantor in connection herewith shall survive the execution and delivery of this Agreement. Any investigation by the Agent or any Bank shall not diminish in any respect whatsoever its right to rely on such representations and warranties.

       SECTION 24. Separability. Should any clause, sentence, paragraph, subsection or Section of this Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, and the parties hereto agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom by the parties hereto, and the remainder will have the same force and effectiveness as if such stricken part or parts had never been included herein.

       SECTION 25. Captions. The captions in this Agreement have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Agreement

       SECTION 26. No Waiver; Remedies. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law and any rights and remedies possessed by the Agent or any Bank in the Credit Agreement, the Notes, the Letters of Credit the other Loan Documents and any other agreement or instrument relating to the Obligations.

       SECTION 27. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

       SECTION 28. Governing Law; Submission to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES). THE PARTIES EXPRESSLY ACKNOWLEDGE THAT (I) THEY INTEND THAT THIS AGREEMENT SHALL BE GOVERNED BY THE PROVISIONS (INCLUDING, WITHOUT LIMITATION, THE RIGHT OF THE PARTIES TO SELECT THE GOVERNING LAW) OF THE UNIFORM COMMERCIAL CODE AND NOT BY COMMON LAW AND (II) THE STATE OF TEXAS BEARS A REASONABLE RELATIONSHIP TO THIS TRANSACTION AND NO OTHER STATE HAS A MATERIALLY GREATER INTEREST IN THIS TRANSACTION THAN THE STATE OF TEXAS. THE GRANTOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF TEXAS AND OF ANY TEXAS STATE COURT SITTING IN TEXAS FOR PURPOSES OF

ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREUNDER.





                         [signatures on following page]

       IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



                                    BILLING INFORMATION CONCEPTS, INC.


                                    By:  /s/  KELLY E. SIMMONS
                                       ------------------------------------
                                           Name: Kelly E. Simmons
                                                ---------------------------
                                           Title: Senior Vice President and
                                                 --------------------------
                                                  Chief Financial Officer
                                                 --------------------------


                                    ADDRESS: (until April 1, 1997)

                                    9311 San Pedro, Suite 300
                                    San Antonio, Texas   78216
                                    Facsimile:
                                              -----------------------------
                                    Attention:
                                              -----------------------------

                                    ADDRESS: (from and after April 1, 1997)

                                    One Technology Center
                                    7411 John Smith Drive
                                    San Antonio, Texas   78229
                                    Facsimile:
                                              -----------------------------
                                    Attention:
                                              -----------------------------

                                   SCHEDULE I

                                       TO

                               SECURITY AGREEMENT


                   (SUBSIDIARY NOTES AND SECURITY INTERESTS)


                                      None

                                  SCHEDULE II

                                       TO

                               SECURITY AGREEMENT

                                  (LOCATIONS)


(a) Place of Business: The actual and anticipated principal place of business of the Grantor is located at 9311 San Pedro, Suite 300, San Antonio, Texas 78216; provided however, such location will change to One Technology Center, 7411 John Smith Drive, San Antonio, Texas 78229 on April 1, 1997.


(b) Receivables Records: All records concerning the Grantor's Receivables (if any) and all originals of all Chattel Paper (if any) which evidence Receivables are and will remain at the address set forth in (a) above.

                                  SCHEDULE III

                                       TO

                               SECURITY AGREEMENT



                             (FILING JURISDICTIONS)



                    Secretary of State of the State of Texas

                                  SCHEDULE IV

                                       TO

                               SECURITY AGREEMENT


                            (GOVERNMENTAL OBLIGORS)



                                      None